SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [x]

Check the Appropriate Box:

[X] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LUBY’S, INC.
(Name of registrant as specified in its charter)

BANDERA MASTER FUND L.P.
BANDERA PARTNERS LLC
GREGORY BYLINSKY
JEFFERSON GRAMM
WILLIAM PHILIP GRAMM
STACY HOCK
SAVNEET SINGH
 (Name of person(s) filing proxy statement, if other than the registrant)
Copies to:
Christopher P. Davis, Esq.
Kleinberg, Kaplan, Wolff & Cohen, P.C.
551 Fifth Avenue, New York, New York 10176
(212) 986-6000

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[  ] Fee paid previously with preliminary materials:
[
] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement no.:
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(4) Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION DATED DECEMBER 10, 2018

BANDERA MASTER FUND L.P.

__________, 2018
Dear Fellow Stockholder:
Bandera Master Fund L.P. together with the other participants in this solicitation (collectively, “Bandera” or “we”) is a significant and longstanding stockholder of Luby’s, Inc., a Delaware corporation and a Texas institution (“Luby’s” or the “Company”), beneficially owning a total of 2,901,000 shares of Common Stock, $.32 par value per share, representing approximately 9.8% of the shares outstanding. We have owned shares of Luby’s for over a decade.  Bandera focuses on a long-term value investing strategy based on buying companies at a margin of safety to their intrinsic value. While Bandera sometimes engages with management teams to effect positive change, we rarely push for board changes. In the case of Luby’s, however, we feel board changes are absolutely necessary to unlock the value we believe is trapped at the Company.
We are seeking your support for the election of our four highly-qualified nominees to Luby’s Board of Directors (the “Board”) at the 2019 annual meeting of stockholders, currently scheduled to be held on [          ], 2019, at _:__ _.M., local time, at ______________________________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).  At the Annual Meeting stockholders are being asked:
1.
to elect Bandera’s four director nominees (the “Nominees”) to the Board in opposition to the Company’s director nominees to serve until the next annual meeting of stockholders or until their successors are elected and duly qualified;

2.	[to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm of the Company for the fiscal year ending August 30, 2019;
3.	to conduct an advisory vote approving the compensation of the Company’s named executive officers;
4.	to conduct an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers; and][1]
5.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
This Proxy Statement and enclosed [GOLD] proxy card is soliciting proxies to elect our experienced Nominees. We are seeking your support at the Annual Meeting to elect our four nominees in opposition to the Company’s director nominees.  The Nominees are all highly accomplished. If our Nominees are elected, they will constitute a minority of the Board.
We urge you to consider carefully the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed [GOLD] proxy card today. The attached proxy statement and the enclosed [GOLD] proxy card are first being furnished to the stockholders on or about December [  ], 2018.
If you have already submitted a proxy in relation to the Annual Meeting, you have every right to revoke or change the voting instructions set out therein by signing, dating and returning a later dated [GOLD] proxy card or by voting in person at the Annual Meeting. We encourage you to do so.
If you have any questions or require any assistance with your vote, please contact InvestorCom, which is assisting us, at its address and toll-free number listed on the following page.
Thank you for your support.
Bandera Master Fund L.P.

1 [NTD: Items 2-4 to be updated and conformed to the Company’s proxy statement.]

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The attached Proxy Statement and [GOLD] proxy card are available at:

 www.icommaterials.com/bandera

InvestorCom
65 Locust Avenue,
New Canaan, CT 06840
+ 1 (203) 972-9300 (Main)
+ 1 (877) 972-0090 (Toll-Free)
Email: info@investor-com.com

PRELIMINARY COPY SUBJECT TO COMPLETION DATED DECEMBER 10, 2018
---------------------------
ANNUAL MEETING OF STOCKHOLDERS
OF
LUBY’S, INC.
---------------------------
PROXY STATEMENT
OF
BANDERA MASTER FUND L.P.
---------------------------
PLEASE SIGN, DATE AND MAIL THE ENCLOSED [GOLD] PROXY CARD TODAY

Bandera Master Fund L.P., together with the other participants in this proxy solicitation (collectively, “Bandera” or “we”) is a significant and longstanding stockholder of Luby’s, Inc., a Delaware corporation and a Texas institution (“Luby’s” or the “Company”), beneficially owning a total of 2,901,000 shares of Common Stock, $.32 par value per share (the “Common Stock”), representing approximately 9.8% of the shares outstanding. We have owned shares of Luby’s for over a decade.  We are writing to you because we believe that the Company is significantly undervalued and have serious doubts that the Board of Directors (the “Board”) as currently constituted can unlock this value. We have nominated four independent highly-qualified, capable and committed individuals who have the relevant skill sets we believe are key to unlocking the Company’s potential. We are seeking your support and your vote at the annual meeting of stockholders currently scheduled to be held on [         ], 2019, at _:__ _.M., local time, at ______________________________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:
1.
to elect all four of Bandera’s director nominees Jefferson Gramm, Senator William Philip Gramm, Stacy Hock and Savneet Singh (the “Nominees”) — to the Board in opposition to the Company’s director nominees to serve until the next annual meeting of stockholders or until their successors are elected and duly qualified;

2.	[to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm of the Company for the fiscal year ending August 30, 2019;
3.	to adopt a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers;
4.	to vote, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers; and][2]
5.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The participants in this proxy solicitation are Bandera Master Fund L.P. (the “Master Fund”), Bandera Partners LLC (“Bandera Partners”), Gregory Bylinsky and Jefferson Gramm (in such capacity, and collectively with the Master Fund, Bandera Partners and Mr. Bylinsky, the “Bandera Entities”) and the Nominees.

2 [NTD: Items 2-4 to be updated and conformed to the Company’s proxy statement.]

This Proxy Statement and the enclosed [GOLD] proxy card are first being furnished to stockholders on or about December [  ], 2018. As of the date hereof, Bandera collectively beneficially owns an aggregate of 2,901,000 shares of Common Stock.3 We intend to vote such shares of Common Stock FOR the election of our Nominees, FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2019, [__________] the approval, on an advisory basis, of the compensation of the Company’s named executive officers, [EVERY 1 YEAR] for the frequency of future advisory votes on named executive officer compensation,]4 and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.
The Board has fixed [   ] as the record date for determining holders of Common Stock who are entitled to vote at the Annual Meeting (the “Record Date”). According to the Company, as of the Record Date the Company had approximately [   ] shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. The mailing address of the principal executive offices of the Company is 13111 Northwest Freeway, Suite 600, Houston, Texas 77040. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.
THIS SOLICITATION IS BEING MADE BY BANDERA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED [GOLD] PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.
BANDERA URGES YOU TO SIGN, DATE AND RETURN THE [GOLD] PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.
IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED [GOLD] PROXY CARD. WE ENCOURAGE YOU TO DO SO. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
This Proxy Statement and our proxy card are available at:
www.icommaterials.com/bandera

3 As described elsewhere in this Proxy Statement, Mr. J. Gramm personally owns an additional 10,000 shares of Common Stock and may be deemed to beneficially own 2,911,000 shares of Common Stock.
4 [NTD: Items 2-4 to be updated and conformed to the Company’s proxy statement.]

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Your vote matters. Bandera urges you to sign, date, and return the enclosed [GOLD] proxy card today to vote FOR our Nominees.

•	If you are a “registered stockholder”, please sign and date the enclosed [GOLD] proxy card and return it to Bandera, c/o InvestorCom, in the enclosed postage-paid envelope today.
•
If you own shares in a brokerage account or through a bank, you are considered a “beneficial stockholder”, and the Bandera proxy materials, together with a voting instruction form (VIF), are being forwarded to you by your broker or bank. As a “beneficial owner”, you must instruct your broker, trustee or other representative on how to vote your shares. Your broker cannot vote your shares on your behalf without receiving instructions from you.

•
Depending upon your broker or custodian’s voting policy, you may be able to vote either by toll-free telephone or by using the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form in the pre-paid envelope provided to you.

•
Please do not sign or return any [WHITE] proxy card you may receive from the Company. If you have already submitted a [WHITE] proxy card, you have every right to change your vote and we encourage you to do so.  Please use the [GOLD] proxy card to vote by Internet or telephone or simply sign, date and return the [GOLD] proxy card. Only your latest dated proxy will be counted.

InvestorCom
65 Locust Avenue,
New Canaan, CT 06840
+ 1 (203) 972-9300 (Main)
+ 1 (877) 972-0090 (Toll-Free)
Email: info@investor-com.com

BACKGROUND TO THE SOLICITATION

A chronology of our interactions with the Company is as follows:
•
On July 30, 2018, Bandera had a phone call with Chris Pappas, the CEO of Luby’s, Scott Gray, the CFO, and Peter Tropoli, the COO at the time, to discuss the Company’s financing issues. Bandera expressed its willingness to be of assistance and offered to help lead and/or participate in a low-cost equity fundraise, if the Company needed to raise money quickly.

•
On August 15, 2018, the Company entered into a Consent and Waiver to its credit agreement (dated November 8, 2016). Pursuant to the waiver, the Company’s lenders extended the compliance waiver period of a previous waiver (granted in July) until August 27, 2018. On August 23, 2018, Bandera sent an email to Scott Gray, the CFO, and Peter Tropoli, the COO at the time, offering again to be of assistance and stating that Bandera could help with an affordable equity financing if the Company got into deeper trouble with its existing banking relationships. Mr. Tropoli responded that the Company would follow-up in the event there was interest on their side.

•	On October 25, 2018, Bandera reached out to Mr. Gray requesting an introduction to Todd Coutee, the new COO. Mr. Gray responded that he would set up an introduction soon.
•
On November 2, 2018, Bandera had a phone call with Peter Tropoli, by then Luby’s general counsel, to discuss potential Board changes. Also on November 2, 2018 Bandera emailed Mr. Gray requesting a conference with him and Mr. Pappas. Mr. Gray shortly after called Mr. J. Gramm offering to facilitate a conversation with Mr. Coutee, Mr. J. Gramm mentioned that it would be more helpful if he could speak with Mr. Pappas at that point in time. Mr. Gray said he would check and get back to him, however, that call was never arranged.

•	Then on November 2, 2018, Bandera emailed current director Jill Griffin asking for an opportunity to speak. Ms. Griffin responded that she would confirm with the Company.
•
Also on November 2, 2018, Mr. J. Gramm reached out to director Gerald Bodzy by leaving a message with his listed business address. He attempted to reach out to Gaspir Mir, but the number for his business as listed in his Luby’s bio was disconnected.

•
On November 7, 2018, Peter Tropoli reached out to Bandera via telephone on an unsolicited basis to discuss extending the deadline for Bandera to nominate individuals to the Board of Luby’s (the “Deadline Extension”). Mr. Tropoli sent a letter via email to Bandera formally offering the Deadline Extension.

•	On November 8 and 9, 2018, counsel to the Company and counsel to Bandera exchanged emails concerning questions regarding the scope of the Deadline Extension and documenting the same.
•	On November 9, 2018, counsel to Bandera emailed counsel to the Company to accept the Deadline Extension.
•
On November 10, 2018, Mr. Tropoli reached out to Bandera inquiring when they should expect to receive further information on Bandera’s nominees and their background. Mr. J. Gramm forwarded the names of three of the proposed director nominees it was considering at the time.

•
On November 12, 2018, in an effort to avoid a proxy solicitation, Bandera emailed a settlement proposal to Mr. Tropoli and indicated that Bandera would like to use the next forty-eight hours to achieve a mutually acceptable resolution.

•
On November 13, 2018, Mr. Tropoli emailed Bandera stating that the Board of Directors would need to review the settlement proposal in order for the Company to respond, but they would not be able to respond until later in the week. Mr. Tropoli also indicated that the Company would try to respond by the end of the week, and noted that the Board would need to meet and interview the proposed nominees. Mr. Tropoli also indicated that Bandera had created certain disclosure obligations with the delivery of our settlement proposal and that the Board would hold those against Bandera.

•
On November 14, 2018, Mr. J. Gramm reached out to the Company and Mr. Pappas through several methods to speak before expiration of the Deadline Extension, including calling the Company and leaving a message with Mr. Pappas’s separate business contact. Also on the 14th, Mr. J. Gramm left a message with Mr. Bodzy, asking to speak.

•	On November 15, 2018, Mr. J. Gramm emailed Mr. Tropoli stating that Bandera was disappointed with the Company’s lack of substantive response.
•	On November 19, 2018, Mr. Tropoli emailed the Company’s formal reply to Bandera’s nomination notice.
•	On November 20, 2018, Mr. J. Gramm left a message at the phone number he believed to be Mr. Mir’s line, requesting to speak.
•
On November 30, 2018, after the Company issued a statement saying the Board was open to constructive ideas regardless of their source, Mr. J. Gramm left messages with Mr. Bodzy’s business and director Joe McKinney, requesting to speak.

•	On December 3, 2018, Mr. Tropoli emailed Mr. J. Gramm regarding possible interviews of two of Bandera’s nominees in Houston, Texas.
•
On December 3, 2018, counsel for Bandera wrote (i) to the General Counsel for the Company regarding communication protocols, and (ii) to outside counsel for the Company regarding the availability of Bandera nominees for interviews as part of a settlement process.

•	On December 9, 2018, outside counsel for the Company and Bandera spoke about the possibility of interviews and outside counsel for the Company delivered a letter regarding the same.
•	On December 9, 2018, outside counsel for the Company delivered a response to Bandera’s December 3 letter regarding possible interviews as part of a settlement process.

REASONS FOR THE SOLICITATION

We Believe The Luby’s Board Of Directors Needs Immediate Change
We are long-term shareholders of Luby’s, having owned the stock for over a decade. Because the company continues to generate steep operating losses and to deplete the value of its real estate portfolio, while failing to meaningfully reduce overhead costs, we are convinced that immediate change is necessary to prevent further value destruction. We believe that without changes to the Board of Directors, Luby’s will continue to underperform, its property holdings will continue to decline, the company will continue to lose money, and shareholders will continue to suffer. For this reason, we are soliciting your support for a slate of qualified Nominees that we believe can bring tremendous value to the company and represent the shareholders’ best interests.
Luby’s Shareholder Returns Have Been Disastrous
Luby’s Board of Directors has overseen a period of sustained underperformance and massive value destruction. Few market participants have done as poorly as Luby’s investors over the past 5 years. Luby’s shareholder returns have been negative, significantly trailing the company’s peers and the broader indices. The following chart and table of 5-year performance is taken directly from Luby’s SEC filings. It depicts Luby’s performance through August 2018, when the stock was higher than it is today:

But even those figures do not capture the true pain suffered by long-term Luby’s shareholders. Below are the 1-year, 2-year, 3-year, 5-year and 10-year total return figures through November 15th (the date Bandera first disclosed it was nominating directors) for Luby’s stock, compared to the S&P 500 Index and three restaurant companies included in Luby’s peer group in its SEC filings, Cracker Barrel Old Country Store, Inc., Darden Restaurants, Inc., and Denny’s Corporation. As you can see, in the five-year period ended November 15th, 2018, Luby’s stock lost 83.9% of its value while its peers gained 129.3%.

While Luby’s Book Value Declines, its Overhead Costs Have not Abated
While Luby’s management has closed restaurants, sold real estate and watched over a dramatic decline in share prices and book value per share, corporate overhead costs remain high. Book value per share has shrunk 39% since FY 2013, from $6.26 to $3.81, while general and administrative costs have increased:

The following figures from the company’s SEC filings speak for themselves:
•	Luby’s Net Income FY 2013 through FY 2018: NEGATIVE $70 million
•	Luby’s Operating Income FY 2013 through FY 2018: NEGATIVE $41 million
•
Over this same period, when the number of total Luby’s restaurant locations shrank from 294 to 246, corporate overhead (General and Administrative Costs) GREW from $33 million in FY 2013 to $35 million in FY 2018.

•	The company has not disclosed FY 2018 board fees,[5] but board compensation from FY 2013 to FY 2017 was a sobering $4.9 million, over 10% of the current market capitalization of the company.

5 [NTD: to be updated when FY 2018 board fees are released.]

LUBY’S NEEDS BETTER OVERSIGHT
We firmly believe that Luby’s needs to be run in an efficient, cost-effective manner with shareholder value in mind. Our slate of experienced nominees will review all options to increase shareholder value.
OUR FOUR INDEPENDENT NOMINEES HAVE THE EXPERIENCE AND QUALIFICATIONS NECESSARY TO FULLY EXPLORE AVAILABLE OPPORTUNITIES TO UNLOCK VALUE FOR STOCKHOLDERS AND ARE COMMITTED TO HOLDING MANAGEMENT ACCOUNTABLE FOR THE COMPANY’S PERFORMANCE

We have identified four highly-qualified, independent directors with relevant business and financial experience who we believe will bring a fresh perspective to the Board and would be valuable in assessing and executing on initiatives to unlock value at the Company. Further, our nominees would be committed to holding management accountable for the Company’s performance.
Jefferson Gramm has experience in retail and in chain food industries as well as financial and governance expertise. Mr. J. Gramm currently serves as a portfolio manager at Bandera Partners, a value-oriented investment partnership. Mr. Gramm has been in his present position with Bandera since 2006. Mr. J. Gramm is Chairman of the Board of Tandy Leather Factory (NASDAQ: TLF), where he has been a Director since February 2014. He also currently serves on the board of Rubicon Technology, Inc. (NASDAQ: RBCN), which he joined in November 2017. His prior experience includes serving as Managing Director of Arklow Capital, LLC, a hedge fund manager focused on distressed and value investments. He was previously a Director of Ambassadors Group Inc., Morgan’s Foods Inc. and Peerless Systems Corp.
Senator William Philip Gramm has significant real estate, financial and banking, as well as regulatory experience. Senator Gramm is the current Vice Chairman of Lone Star Global Acquisitions (“Lone Star”), a Texas-based private equity firm that invests primarily in real estate, as well as equity, credit and other financial assets.  Senator Gramm joined Lone Star in December of 2012. Prior to Lone Star, Senator Gramm served as Vice Chairman of UBS Investment Bank, where he provided senior leadership for landmark IPOs, such as Visa, the Bank of China, the China Merchants Bank and LGPhillips in Korea. Senator Gramm served for six years in the US House of Representatives and eighteen years in the US Senate.
Stacy Hock has extensive governance and management experience in the software industry. Ms. Hock currently serves as Chair of the Board of Texans for Education Opportunity, where she joined the Board of Directors in April of 2015 and was appointed Chair in May of 2016. Ms. Hock also currently serves on the boards of the Aminex Therapeutics, which she joined in June 2015, the Blanton Museum of Art, which she joined in March 2016, and The African Dream Initiative, which she joined in January 2013.  Ms. Hock is a gubernatorial appointee as the Vice Chair of the Texas Commission on Next Generation Assessment and Accountability. Ms. Hock also serves on Lt. Governor Patrick’s Education Advisory Council and on TEA Commissioner Morath’s Philanthropic Council, each since May 2016.  Ms. Hock has also held senior management positions in the software industry, including running IBM’s WebSphere Software Services business for the Wall Street territory.
Savneet Singh is an entrepreneur and investor in software companies.  Mr. Singh is the current Managing Partner of Tera Holdings, Inc., a holding company of niche software businesses that he co-founded. Mr. Singh has also been a partner and a director of CoVenture, LLC, a venture capital firm. In 2009, Mr. Singh founded Gold Bullion International, LLC (GBI), an electronic platform that allows investors to buy, trade and store physical precious metals. During his tenure at GBI, Mr. Singh served as GBI’s Chief Operating Officer, its Chief Executive Officer, and its President. Mr. Singh joined the board of directors of PAR Technology Corporation (NYSE: PAR) in April 2018. Mr. Singh also serves on the board of directors of Blockchain Power Trust (TSXV:BPWR.UN; TEP.DB), which he joined in December 2017.

PROPOSAL NO.1
ELECTION OF DIRECTORS
We are seeking your support at the Annual Meeting to elect our four independent Nominee  in opposition to the Company's director nominees. The Nominees all highly accomplished and independent of the Company. Your vote to elect the Nominees will have the legal effect of replacing to up four incumbent directors with the Nominees. The Board is currently composed of nine directors, each with terms expiring at the Annual Meeting. Accordingly, the enclosed GOLD proxy card may only be voted for our nominees and does not confer voting power with respect to any of the Company’s director nominees.  Stockholders who return the GOLD proxy card will only be able to vote for our four nominees and will not have the opportunity to vote for the five other seats up for election at the Annual Meeting.  If all of the Nominees are elected, such Nominees will represent a minority of the members of the Board. In the event that our director Nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by our Nominees will be adopted or supported by the full Board. Bandera believes that any attempt to increase or decrease the size of the current Board or the number of directors up for election at the Annual Meeting would constitute an improper manipulation of the Company's corporate machinery.
Our Nominees:
Jefferson Gramm, 43, is a portfolio manager at Bandera Partners, a value-oriented investment partnership. Mr. Gramm has been in his present position with Bandera since 2006. Mr. J. Gramm is Chairman of the Board of Tandy Leather Factory (NASDAQ: TLF), where he has been a Director since February 2014. He also currently serves on the board of Rubicon Technology, Inc. (NASDAQ: RBCN), which he joined in November 2017. His prior experience includes serving as Managing Director of Arklow Capital, LLC, a hedge fund manager focused on distressed and value investments, from October 2004 to July 2006. He was previously a Director of Ambassadors Group Inc. from May 2014 to October 2015, Morgan’s Foods Inc., from April 2013 to March 2014 and Peerless Systems Corp., from June 2009 to November 2010. He received an M.B.A. from Columbia University in 2003 and a B.A. in Philosophy from University of Chicago in 1996. The Nominating Stockholder believes that Mr. Gramm’s experience in retail and chain food industries as well as his financial and governance expertise would make him a beneficial addition to the Board.
We believe that Mr. J. Gramm’s extensive experience in retail and chain food industries as well as his financial and governance expertise would make him a beneficial addition to the Board.
Senator William Philip Gramm, 76, is the Vice Chairman of Lone Star Global Acquisitions (“Lone Star”), a Texas-based private equity firm that invests primarily in real estate, as well as equity, credit and other financial assets.  Senator Gramm joined Lone Star in December of 2012. Prior to Lone Star, Senator Gramm served as Vice Chairman of UBS Investment Bank from December 2002 to December 2011, where he provided senior leadership for landmark IPOs, such as Visa, the Bank of China, the China Merchants Bank and LGPhillips in Korea. Senator Gramm served six years in the US House of Representatives and eighteen years in the US Senate. As Chairman of the Banking Committee, Senator Gramm steered through legislation modernizing banking, insurance and securities law, which had been languishing in Congress for 60 years. Senator Gramm is a Visiting Scholar at the American Enterprise Institute.  Senator Gramm holds a Ph.D. in economics from the University of Georgia.
We believe that Senator Gramm’s significant real estate, financial and banking, as well as regulatory experience would make him an excellent addition to the Board.
Stacy Hock, 41, is a philanthropist, public policy activist, and business owner.  She currently serves as Chair of the Board of Texans for Education Opportunity, where she joined the Board of Directors in April of 2015 and was appointed Chair in May of 2016. Ms. Hock also currently serves on the boards of the Aminex Therapeutics, which she joined in June 2015, the Blanton Museum of Art, which she joined in March 2016, and The African Dream Initiative, which she joined in January 2013.  Ms. Hock is a gubernatorial appointee, serving since January 2016 as Vice Chair of the Texas Commission on Next Generation Assessment and Accountability. Ms. Hock also serves on Lt. Governor Patrick’s Education Advisory Council and on TEA Commissioner Morath’s Philanthropic Council, each since May 2016.  Previously, Ms. Hock served on the boards of City Harvest, from April 2010 to June 2015, and The Bowery Mission in New York City, from September 2009 to January 2015. Ms. Hock has also held senior management positions in the software industry, including running IBM’s WebSphere Software Services business for the Wall Street territory.  Ms. Hock received her B.S. in Computer Science and Electrical Engineering from M.I.T., and her M.B.A. from the University of Texas. The Nominating Stockholder believes that Ms. Hock’s extensive governance experience, management experience in the software industry, as well as her financial expertise would make her a beneficial addition to the Board.
We believe that Ms. Hock’s extensive governance experience, management experience in the software industry, as well as her financial expertise would make her a beneficial addition to the Board.

Savneet Singh, 35, Mr. Singh is the Managing Partner of Tera Holdings, Inc., a holding company of niche software businesses that he co-founded. Mr. Singh has also been a partner and a director of CoVenture, LLC, a venture capital firm since March 2017. In 2009, Mr. Singh founded Gold Bullion International, LLC (GBI), an electronic platform that allows investors to buy, trade and store physical precious metals. During his tenure at GBI, from 2009 - 2017, Mr. Singh served as GBI’s Chief Operating Officer, its Chief Executive Officer, and its President. Mr. Singh joined the board of directors of PAR Technology Corporation (NYSE: PAR) in April 2018. Mr. Singh also serves on the board of directors of Blockchain Power Trust (TSXV:BPWR.UN; TEP.DB), which he joined in December 2017. Mr. Singh serves on the boards of directors of Produce Pay, Inc. and EcoLogic Solutions, Inc.  The Nominating Stockholder believes that as an entrepreneur and investor in software companies, Mr. Singh will bring a unique insight and a strategic perspective to the Board.
We believe that Mr. Singh’s experience as an entrepreneur and investor in software companies will bring a unique insight and a strategic perspective to the Board.
The principal business address of Mr. J. Gramm is c/o Bandera Partners LLC, 50 Broad Street, #1820, New York, NY 10004. The principal business address of Senator Gramm is c/o Lone Star Global Acquisitions, 2711 N. Haskell Avenue, Suite 1700, Dallas, TX 75204. The principal business address of Ms. Hock is 1919 Congress Ave., 15th Floor, Austin, TX 78701.  The principal business address of Mr. Singh is c/o CoVenture, 740 Broadway, Suite 702, New York, NY 10003.  Each of the Nominees is a citizen of the United States of America.
As described more fully in the “ADDITIONAL PARTICIPANT INFORMATION” section below, as of the date hereof, by virtue of his positions as Managing Partner, Managing Director and Portfolio Manager of the Master Fund, Mr. J. Gramm may be deemed to beneficially own 2,911,000 shares of Common Stock, consisting of (i) the 2,901,000 shares of Common Stock beneficially owned by the Master Fund and (ii) the 10,000 shares of Common Stock held directly by Mr. J. Gramm. For information regarding transactions during the past two years by Mr. J. Gramm in securities of the Company that he may be deemed to beneficially own, see Schedule I.  As of the date hereof, none of the other Nominees own any shares of Common Stock.
Other than as stated herein, there are no arrangements or understandings between members of Bandera or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees are a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.
Bandera believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.
We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed [GOLD] proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Company’s bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Company’s bylaws and shares of Common Stock represented by the enclosed [GOLD] proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Company’s bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Bandera that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.
Required Vote
A majority of the votes cast by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors at the Annual Meeting is required for the election of a director nominee. Shareholders do not have cumulative voting rights.
WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEE ON THE ENCLOSED [GOLD] PROXY CARD.
WE INTEND TO VOTE OUR SHARES FOR THE ELECTION OF THE NOMINEE.
SHARES OF STOCK REPRESENTED BY PROPERLY EXECUTED [GOLD] PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, “FOR” THE NOMINEE.

[PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Board has appointed Grant Thorton LLP to audit the accounts of the Company for fiscal 2019.
Required Vote
The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thorton LLP.
WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.
SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED [GOLD] PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, “[ABSTAIN]” WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL]6

6 [NTD: to be updated and conformed to the Company’s proxy statement.]

[PROPOSAL NO. 3
ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
As discussed in further detail in the Company’s proxy statement and pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are being asked to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Compensation, Discussion and Analysis, the Summary Compensation Table and the related tables, notes, and the narrative in the Company’s proxy statement.
Specifically, the Company is asking stockholders to vote for the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in [the Company’s] Proxy Statement pursuant to the compensation disclosure rules of the SEC, including disclosure under “Compensation Discussion and Analysis,” “Compensation Tables and Information,” and the related narrative discussion.”
Required Vote
The adoption of a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers, requires the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on the proposal.
According to the Company’s proxy statement, because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any Named Executive Officer and will not be binding on or overrule any decisions by the Executive Compensation Committee or the Board. Because the Company values shareholders’ views, however, the Executive Compensation Committee and the Board will consider the results of this advisory vote when formulating future executive compensation policy.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND INTEND TO VOTE OUR SHARES “[_________]” THIS PROPOSAL.
SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED [GOLD] PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, “[ABSTAIN]” WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL]7

7 [NTD: to be updated and conformed to the Company’s proxy statement.]

[PROPOSAL NO. 4
ADVISORY VOTE ON FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As described in Proposal No. 3 above and under the Dodd-Frank Act, shareholders are also entitled to cast an advisory vote to indicate the frequency with which the Company should hold future advisory votes on executive compensation. Periodically, the Company will include in its proxy materials a resolution, subject to a nonbinding shareholder vote, to approve the compensation of our named executive officers.
As discussed in further detail in the Company’s proxy statement, the Company is requesting your non-binding, advisory vote to determine whether the frequency of the vote to approve the compensation of Named Executive Officers should be every one year, two years, or three years.

Required Vote
The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of future advisory votes on executive compensation that has been selected by stockholders. Abstentions and broker non-votes will not be voted on this proposal.
According to the Company’s proxy statement,  although the vote on this proposal is non-binding, the Board of Directors and Executive Compensation Committee value the opinions of the shareholders and will take into account the outcome of the vote in considering the frequency of future advisory votes on the compensation of named executive officers.
 WE RECOMMEND A VOTE FOR EVERY “[1 YEAR]” FOR THE ADVISORY VOTE REGARDING THE FREQUENCY OF STOCKHOLDER VOTES TO APPROVE THE EXECUTIVE OFFICERS’ COMPENSATION AND INTEND TO VOTE OUR SHARES FOR EVERY “[1 YEAR]”

SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED [GOLD] PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, FOR EVERT “[1 YEAR]” WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL]8

8 [NTD: to be updated and conformed to the Company’s proxy statement.]

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sold their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Bandera believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.
Shares of Common Stock represented by properly executed [GOLD] proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of our Nominees, [[ABSTAIN] the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2019, [ABSTAIN] the approval, on an advisory basis, of the compensation of the Company’s named executive officers, [EVERY 1 YEAR] for the frequency of future advisory votes on named executive officer compensation,]9 and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.
According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate [nine] candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed [GOLD] proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. Bandera intends to vote all of its shares of Common Stock in favor of the Nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. In the event that some of the Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve as on the Board with the Nominees who are elected.
Quorum; Broker Non-Votes; Discretionary Voting
The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum at the Annual Meeting.
While there is no definite statutory or case law authority in Delaware as to the proper treatment of abstentions, according to the Company’s proxy statement the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions are not treated as “votes cast” with respect to a proposal, therefore, an abstention has no effect on any proposal requiring the approval of a majority of the votes cast with respect to the proposal.
According to the Company’s proxy statement,  a “broker non-vote” occurs when you fail to provide your bank or broker with voting instructions at least ten days before the Annual Meeting and the bank or broker does not have the discretionary authority to vote your shares in the election of directors or on a particular proposal because the proposal is not a “routine” matter under applicable rules. Under the rules of the NYSE, the election of directors and the advisory votes on executive compensation are not considered to be routine matters. Accordingly, if you hold your shares through a bank or broker and you do not indicate on your proxy card your preferences with respect to the election of directors or the advisory vote on executive compensation, your bank or broker is not permitted to cast your vote on your behalf on those matters. It is important that you provide instructions to your broker if your shares are held by a broker so that your votes are counted.
Votes Required for Approval
Election of Directors ─ For the election of directors, at the Annual Meeting, a majority of the votes cast by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors at the Annual Meeting is required for the election of a director nominee. Shareholders do not have cumulative voting rights. As discussed further in this Proxy Statement, we are nominating four director nominees for a [nine]-member Board. As a result, stockholders voting for the election of directors at the Annual Meeting on the [GOLD] proxy card will be able to vote for only four nominees for a nine-member Board and will not be able to vote for the five remaining directors to serve on our Board.
[Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2019 ─ The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017, requires the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on the matter.

9 [NTD: to be updated and conformed to the Company’s proxy statement.]

Adoption of a resolution approving, on an advisory basis, the compensation of our named executive officers ─ The adoption of a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on the matter.
Advisory Vote on Future Advisory Votes on Named Executive Compensation  ─ The advisory vote on the frequency of future advisory votes on named executive officer compensation, provides that the option of every 1 year, 2 years or 3 years that receives the most votes “For” will be the option selected by stockholders.]10
To vote, please complete, sign, date and return the enclosed [GOLD] proxy card or, to appoint a proxy over the Internet or by telephone, follow the instructions provided herein. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares of Common Stock are held in the name of your broker, bank or other nominee, as it appears from public information that most shares of Common Stock are, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. Bandera’s proxy solicitors at InvestorCom can help answer your voting and proxy questions.
Appraisal Rights
Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights with respect to the proposals presented in this Proxy Statement.
Revocation of Proxies
Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to us in care of InvestorCom at 65 Locust Avenue, New Canaan, CT 06840 or to the Company at 13111 Northwest Freeway, Suite 600, Houston, Texas 77040, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to us in care of InvestorCom at 65 Locust Avenue, New Canaan, CT 06840. IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED [GOLD] PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
To ensure that your shares are voted in accordance with your wishes, you should also contact the person responsible for your account and give instructions for a [GOLD] proxy card to be issued representing your shares of Common Stock.

10 [NTD: to be updated and conformed to the Company’s proxy statement.]

SOLICITATION OF PROXIES
The solicitation of proxies pursuant to this Proxy Statement is being made by Bandera. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.
We have entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $[              ], together with reimbursement for its reasonable out-of-pocket expenses. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. We will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that InvestorCom will employ approximately [   ] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by us. Costs of this solicitation of proxies are currently estimated to be approximately $[      ]. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $[      ].
Bandera will initially pay all costs associated with the solicitation of proxies, but we will seek reimbursement of such costs from the Company and will not submit such reimbursement to a vote of stockholders.

ADDITIONAL PARTICIPANT INFORMATION

The Bandera Entities and the Nominees are participants in this solicitation (the “Participants”). The principal business of the Master Fund is investing in securities. The principal business of Bandera Partners is acting as the investment manager of the Master Fund. The principal business of  Messrs. Bylinsky and J. Gramm is serving as the Managing Partners, Managing Directors and Portfolio Managers of Bandera Partners. The principal business address of each of the Bandera Entities is c/o Bandera Partners LLC, 50 Broad Street, Suite 1820, New York, New York 10004.
As of the date hereof, the Master Fund beneficially owned 2,901,000 shares of Common Stock. Bandera Partners, as the investment manager of the Master Fund, may be deemed the beneficial owner of the 2,901,000 shares owned by the Master Fund Mr. Bylinsky, as the Managing Partner, Managing Director and Portfolio Manager of the Master Fund, may be deemed the beneficial owner of the 2,901,000 shares owned by the Master Fund. Mr. J. Gramm, as the Managing Partner, Managing Director and Portfolio Manager of the Master Fund, may be deemed the beneficial owner of 2,911,000 shares of Common Stock, consisting of (i) 10,000 shares owned directly and (ii) the 2,901,000 shares own by the Master Fund.

The shares of Common Stock beneficially owned by the Master Fund were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases, except as otherwise noted. As of the date hereof, none of the shares of Common Stock held in margin accounts were pledged as collateral security.  The Shares purchased by Mr. Gramm were purchased using personal funds. For information regarding purchases and sales of securities of the Company during the past two years by the Participants in this solicitation, see Schedule I.
Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any Participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as otherwise described herein, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

OTHER MATTERS AND ADDITIONAL INFORMATION

We are unaware of any other matters to be considered at the Annual Meeting other than as set forth in this Proxy Statement. However, should other matters, which we are not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed [GOLD] proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in the Company’s Proxy Materials Pursuant to Rule 14a-8

According to the Company’s proxy statement, proposals of shareholders for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2020 annual meeting of shareholders submitted pursuant to Rule 14a-8 under the Exchange Act must be received in writing by the Company at its corporate office no later than [   ], 2019. Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 with respect to the Company’s 2020 annual meeting of shareholders will be considered untimely if received by the Company after [    ], 2019.

Stockholder Proposals Not Intended for Inclusion in the Company’s Proxy Materials Pursuant to Rule 14a-8

According to the Company’s proxy statement, the Company’s Bylaws provide that any shareholder of record may nominate a candidate for election as a director of the Company or bring any other business before an annual meeting of shareholders, so long as the shareholder gives timely notice thereof. To be timely, such notice must be delivered in writing to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of shareholders and must include (1) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information with respect to each nominee as would be required to be disclosed in a proxy solicitation relating to an election of directors pursuant to Regulation 14A under the Exchange Act; (2) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend the Company’s Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest in such business of such shareholder; and (3) as to the shareholder giving the notice, (a) the name and address of such shareholder, as they appear on the Company’s books, (b) the class and number of shares of the Company which are owned beneficially and of record by such shareholder, and any derivative positions owned beneficially by such shareholder, and (c) all such other information required to be submitted by the shareholder in accordance with the Bylaws. Notice of a shareholder proposal submitted under the Company’s Bylaws will be considered timely if received no earlier than [     ], 2019 and no later than [     ], 2019.
The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Company’s 2020 annual meeting of shareholders is based on information contained in the Company’s proxy statement and organizational documents. The incorporation of this information in this Proxy Statement should not be construed as an admission or acknowledgment by Bandera that such procedures are legal, valid or binding.

ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE COMMON STOCK AND THE OWNERSHIP OF COMMON STOCK BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Bandera Master Fund L.P.
December [  ], 2018

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

TRANSACTIONS IN SECURITIES OF THE CORPORATION
Nature of Transaction	Number of Shares Purchased/(Sold)	Date of Purchase/Sale

Bandera Master Fund L.P.
Sale	6,108	January 26, 2017
Sale	40,000	January 30, 2017
Sale	100	January 30, 2017
Sale	20,000	January 31, 2017
Sale	110,000	August 28, 2017
Purchase	529,663	October 26, 2018
Purchase	26,337	November 5, 2018
Purchase	20,083	November 6, 2018
Purchase	8,305	November 7, 2018
Purchase	26,269	November 16, 2018
Purchase	28,829	November 19, 2018
Purchase	46,719	November 20, 2018
Purchase	2,861	November 21, 2018
Purchase	25,000	November 26, 2018
Purchase	289,826	November 26, 2018
Purchase	111,370	November 27, 2018
Purchase	62,473	November 28, 2018
Purchase	81,895	November 29, 2018
Purchase	136,911	November 30, 2018

SCHEDULE II
The following table is reprinted from the preliminary proxy statement filed by Luby’s, Inc. with the Securities and Exchange Commission on December [  ], 2018.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT11

11 [NTD: to be updated and conformed to the Company’s proxy statement.]

IMPORTANT
Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Bandera your proxy FOR the Nominees by taking three steps:

•	SIGNING the enclosed [GOLD] proxy card
•	DATING the enclosed [GOLD] proxy card, and
•	MAILING the enclosed [GOLD] proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the proxy card representing your shares of Common Stock. Bandera urges you to confirm in writing your instructions to Bandera in care of InvestorCom at the address provided below so that Bandera will be aware of all instructions given and can attempt to ensure that such instructions are followed.
If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address set forth below.

InvestorCom
65 Locust Avenue,
New Canaan, CT 06840
+ 1 (203) 972-9300 (Main)
+ 1 (877) 972-0090 (Toll-Free)
Email: info@investor-com.com

PRELIMINARY COPY SUBJECT TO COMPLETION DATED DECEMBER 10, 2018
[GOLD] PROXY CARD
LUCY’S, INC.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF
BANDERA MASTER FUND L.P.
THE BOARD OF DIRECTORS OF LUBY’S, INC.
IS NOT SOLICITING THIS PROXY
P   R   O   X   Y
The undersigned appoints [              ] and [              ], and each of them, its proxy, attorney and agent (the “Proxies”) with full power of substitution to vote all shares of Common Stock, $.32 par value per share (the “Common Stock”) of Luby’s, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the  Annual Meeting of Stockholders of the Company scheduled to be held on [      ], 2019, at _:__ _.M., local time, at ______________________________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).
The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the Proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in their discretion with respect to any other matters as may properly come before the Annual Meeting that are unknown to Bandera Master Fund L.P. (“Bandera”) a reasonable time before this solicitation.
IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, [“ABSTAIN” ON PROPOSALS 2 and 3 AND FOR “1 YEAR” ON PROPOSAL 4].
This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example.
BANDERA RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3.

1.	Bandera’s proposal to elect Directors:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Jefferson Gramm William Philip Gramm Stacy Hock Savneet Singh	[ ]	[ ]	[ ]

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

_______________________________________________________

2.	The Company’s proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending August 30, 2019:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	The Company’s proposal to adopt a resolution approving, on an advisory basis, the compensation of the Company's named executive officers:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	Advisory vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation:

1 year	2 years	3 years	Abstain
[ ]	[ ]	[ ]	[ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
DATED:  ____________________________
____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)
WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.